[LOGO] CMA(R)

CMA ARIZONA
MUNICIPAL MONEY FUND

--------------------------------------------------------------------------------
Annual Report

March 31, 1999
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[LOGO] Merrill Lynch

[GRAPHIC OMITTED]

TO OUR SHAREHOLDERS:
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For the year ended March 31, 1999, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 2.73%.* As of March 31, 1999, the Fund's 7-day yield was 2.31%.

Economic Environment

The state of Arizona's economy continued to prosper in 1998 because of a number of tax cuts and steady population inflows. Specifically, the Arizona legislature reduced the corporate tax rate from 9% to 8% and cut personal income taxes again for a total across-the-board decrease of 31% over the past six years. This led to strong consumer spending, resulting in a 6.6% year-over-year increase in retail sales.

Arizona's housing market also performed well with a record 43,000 single-family housing units built in 1998. The primary factor for the state's housing boom continued to be strong job growth fueled by a healthy economy. This also resulted in more people moving and staying in the area for longer periods of time than has been the norm. For example, more than 85,000 jobs were created in Arizona during 1998. Nonetheless, forecasters are expecting the state's economy to moderate in 1999 with indicators such as single-family housing and employment showing weakness. State economists expect a combination of slower global growth, more restrictive financial conditions and a slowdown in corporate profits to be the main contributors to this slowdown. In addition, state lawmakers may have to cut at least $150 million in spending to balance next year's budget. Preliminary budget figures show a shortfall caused in part by a reduction in tax revenues from the expected economic slowdown. Currently, lawmakers are in the midst of deciding what state-funded programs will have to be eliminated and if the state will need to do any short-term borrowing. Complicating the issue are pledges by Governor Hull to trim or eliminate the state's portion of the vehicle license tax, eliminating up to $95 million in revenue.

Investment Strategy

During the first half of the six-month period ended March 31, 1999, we maintained a slightly bullish investment strategy for CMA Arizona Municipal Money Fund. The basis for this strategy was twofold. First, as the period began, a growing number of economic statistics, which reflected a somewhat weaker domestic economy, increased the probability that the Federal Reserve Board would have to ease monetary policy again. Second, it was our opinion that the expected lack of short-term tax-exempt issuance during this period would cause yields on fixed-rate securities to outperform those on variable-rate demand obligations. Furthermore, as the period progressed, more evidence that problems in world financial markets and economies were worsening caused the yield on the one-year US Treasury bill to trade below 4.0% during early October 1998. Thus, we continued to increase the Fund's percentage of fixed-rate product when prudent in order to lock in more attractive yields.

The Federal Reserve Board eased monetary policy by lowering the Federal Funds rate from 5.25% to 4.75% with two equal moves of 25 basis points (0.25%) early in the period. However, as 1999 began, it became apparent that previous interest rate cuts had a favorable effect on the world's financial markets and that the probability of a full-blown

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

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recession was lessening. Moreover, because of an increasing amount of domestic economic data depicting a robust economy and subdued inflation, we expected the Federal Reserve Board to keep monetary policy on hold for the near term. We also believed that because of traditional cash inflows during January and February, yields on one-year fixed-rate issues would provide little value to extending the portfolio's average maturity significantly.

In view of these factors, we limited our purchases of fixed-rate securities to tax-exempt commercial paper maturing in three months-four months that provided comparable yields. We maintained this slightly bullish posture until the end of the period when we began to increase the Fund's percentage in variable-rate demand obligations in order to seek to take advantage of the expected spike in yields on these issues from cash outflows during tax time. The Fund, which began the period with an average portfolio maturity in the 65-day range, concluded the period in the 35-day range. For the six-month period ended March 31, 1999, the state of Arizona's issuance totaled $4.9 million, a significant decrease from the $68.5 million issued during the previous six-month period.

In Conclusion

We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

May 10, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA Arizona Municipal Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================


2

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                      (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Arizona--98.4%          Arizona Educational Loan Marketing Corporation, Educational
                        Loan Revenue Bonds, VRDN, AMT, Series A (a):
              $ 5,400     3.10% due 3/01/2015 (c) ...........................................................   $  5,400
                3,200     3.10% due 12/01/2020 ..............................................................      3,200
                2,400   Arizona Health Facilities Authority, Hospital System Revenue Bonds
                        (Northern Arizona Healthcare), VRDN, Series B, 3% due 10/01/2026 (a)(c) .............      2,400
                  290   Arizona Health Facilities Authority Revenue Bonds (Arizonac Volunteer
                        Hospital Federation), VRDN, Series B, 3% due 10/01/2015 (a)(d) ......................        290
                        Arizona School District, TAN, Financing Program, COP:
               16,000     Series A, 4.10% due 7/30/1999 .....................................................     16,027
                3,500     Series B, 4.20% due 7/30/1999 .....................................................      3,514
                1,500   Arizona State Transportation Board, Excise Tax Revenue Bonds
                        (Maricopa County Regional Area Road Fund), 6.90% due 7/01/1999 (c) ..................      1,513
                2,260   Arizona State Transportation Board, Excise Tax Revenue Refunding Bonds
                        (Maricopa County Regional Area Road Fund), Series B, 5.50% due 7/01/1999 (b) ........      2,271
                6,000   Cochise County, Arizona, Pollution Control Corporation, Solid Waste Disposal
                        Revenue Bonds (Arizona Electric Power Co-Op Inc. Project), AMT, 2.50% due
                        9/01/1999 ...........................................................................      6,000
                        Coconino County, Arizona, Pollution Control Corporation Revenue Bonds,
                        VRDN, AMT (a):
               16,870     (Arizona Public Service Co. Project), 2.95% due 11/01/2033 ........................     16,870
               17,500     (Arizona Public Service--Navajo Project), Series A, 3.25% due 10/01/2029 ..........     17,500
                6,710     (Pollution Control--Arizona Public Service), Series A, 2.95% due 12/01/2031 .......      6,710
                1,000   Coconino County, Arizona, Unified School District No. 001 (Flagstaff), GO,
                        Refunding, 7.80% due 7/01/1999 (b) ..................................................      1,012
                4,000   Eloy, Arizona, IDA, Revenue Bonds (Marley Cooling Project),
                        VRDN, AMT, 3.05% due 8/01/2020 (a) ..................................................      4,000
                4,400   Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                        (Samaritan Health Service Hospital), VRDN, Series B2, 3% due 12/01/2008 (a)(c) ......      4,400
                2,000   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                        (Arizona Public Service Co.), VRDN, Series C, 2.85% due 5/01/2029 (a) ...............      2,000

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Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
CP     Commercial Paper
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
TAN    Tax Anticipation Notes
VRDN   Variable Rate Demand Notes

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Arizona                 Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
(continued)             (Southern California Education--Palo Verde), CP:
              $ 3,000     Series E, 2.80% due 4/14/1999 .....................................................   $  3,000
                4,000     Series F, 2.90% due 5/12/1999 .....................................................      4,000
                2,025   Maricopa County, Arizona, School District No. 006 (Washington Elementary,
                        Projects of 1996), GO, Series B, 6% due 7/01/1999 (d) ...............................      2,037
                1,000   Maricopa County, Arizona, School District No. 028 (Kyrene Elementary), COP,
                        4.25% due 1/01/2000 (b) .............................................................      1,008
                4,815   Maricopa County, Arizona, Unified High School District No. 210 (Phoenix
                        Project of 1995), GO, Series C, 4.50% due 7/01/1999 .................................      4,823
                1,085   Maricopa County, Arizona, Unified School District No. 48 (Scottsdale), GO,
                        6.50% due 7/01/1999 .................................................................      1,093
                1,500   Maricopa County, Arizona, Unified School District No. 097 (Deer Valley
                        Project of 1996), GO, Series D, 5.625% due 7/01/1999 (d) ............................      1,509
                        Mesa, Arizona, Municipal Development Corporation, CP:
                2,000     2.65% due 5/13/1999 ...............................................................      2,000
                1,200     Series B, 2.95% due 6/16/1999 .....................................................      1,200
                2,090   Mohave County, Arizona, IDA, IDR (Citizens Utilities Company Project), VRDN,
                        AMT, 3% due 5/01/2032 (a) ...........................................................      2,090
                        Mohave County, Arizona, IDA, IDR (Citizens Utilities), CP:
                5,000     2.95% due 4/08/1999 ...............................................................      5,000
                6,100     2.75% due 5/10/1999 ...............................................................      6,100
                1,400     3% due 5/18/1999 ..................................................................      1,400
                4,000     3.20% due 6/23/1999 ...............................................................      4,000
                2,000   Navajo County, Arizona, IDA, IDR (Citizens Utilities Company Project), VRDN,
                        AMT, 3% due 5/01/2032 (a) ...........................................................      2,000
                7,000   Phoenix, Arizona, Civic Improvement Corporation, Wastewater Systems Lease
                        Revenue Bonds (Tender Option Certificates), VRDN, Series BTP-250,
                        3.20% due 7/01/2023 (a) .............................................................      7,000
                1,000   Phoenix, Arizona, GO, Refunding, Series A, 6% due 7/01/1999 .........................      1,006
                8,420   Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Mariners Pointe Apartments
                        Project), VRDN, AMT, Series A, 3.25% due 10/01/2023 (a) .............................      8,420
                        Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                1,000     (Bell Square Apartments Project), 3.15% due 6/01/2025 .............................      1,000
                2,475     (Lynwood Apartments Project), 3.05% due 10/01/2025 ................................      2,475
                4,000     (Paradise Lakes Apartments Project), 3.15% due 7/01/2025 ..........................      4,000
                3,915   Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp.
                        Project), VRDN, AMT, 3.20% due 9/01/2016 (a) ........................................      3,915
                2,500   Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.), VRDN,
                        3.15% due 2/01/2012 (a) .............................................................      2,500
                1,000   Phoenix, Arizona, Street and Highway User Revenue Refunding Bonds,
                        5.75% due 7/01/1999 .................................................................      1,007
                3,380   Pima County, Arizona, GO, Refunding, 4.75% due 7/01/1999 (c) ........................      3,396
                1,000   Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc.
                        Project), VRDN,  3.15% due 9/01/2009 (a) ............................................      1,000

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Arizona                 Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
(concluded)   $ 6,790     (Eastside Place Apartments), 3.10% due 5/01/2027 ..................................   $  6,790
                5,000     (La Cholla Apartments Project), 3.15% due 12/01/2025 ..............................      5,000
                1,400   Pinal County, Arizona, IDA, PCR (Newmont), DATES, VRDN, Series A,
                        2.85% due 12/01/2009 (a) ............................................................      1,400
                5,000   Santa Cruz County, Arizona, IDA, IDR (Citizens Utilities),
                        CP, 2.80% due 5/10/1999 .............................................................      5,000
                1,015   Scottsdale, Arizona, Preservation Authority, Excise Tax Revenue Bonds,
                        5% due 7/01/1999 (d) ................................................................      1,018
                9,200   Tempe, Arizona, Excise Tax Revenue Bonds, VRDN, 2.90% due 7/01/2023 (a) .............      9,200
                1,000   Tucson, Arizona, Airport Authority Inc., Special Revenue
                        Bonds (LearJet Inc.), VRDN, AMT, Series A, 3.15% due 9/01/2028 (a) ..................      1,000
                3,000   Yavapai County, Arizona, IDA, IDR (Citizens Utilities), CP, 2.80%
                        due 4/07/1999 .......................................................................      3,000
                2,400   Yavapai County, Arizona, IDA, IDR (Citizens Utilities), CP,
                        AMT, 2.80% due 5/11/1999 ............................................................      2,400
                3,725   Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El
                        Encanto Apartments), VRDN, Series A, 3.10% due 11/01/2008 (a) .......................      3,725
                2,000   Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, AMT,
                        3.15% due 11/01/2012 (a) ............................................................      2,000
------------------------------------------------------------------------------------------------------------------------
Puerto Rico--     800   Puerto Rico Commonwealth, Government Development Bank, Revenue
1.0%                    Refunding Bonds, VRDN, 2.75% due 12/01/2015 (a)(c) ..................................        800
                1,300   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                        Revenue Refunding Bonds, Series X, 2.75% due 7/01/1999 ..............................      1,300
------------------------------------------------------------------------------------------------------------------------
                        Total Investments (Cost--$212,719*)--99.4% ..........................................    212,719
                        Other Assets Less Liabilities--0.6% .................................................      1,299
                                                                                                                --------
                        Net Assets--100.0% ..................................................................   $214,018
                                                                                                                ========

========================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1999.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost--
$212,718,938) (Note 1a) ..........................                 $212,718,938
Cash .............................................                       83,284
Interest receivable ..............................                    1,420,327
Prepaid registration fees and other
assets (Note 1d) .................................                        5,312
                                                                   ------------
Total assets .....................................                  214,227,861
                                                                   ------------

Liabilities:
Payables:
  Investment adviser (Note 2) ....................  $    97,767
  Distributor (Note 2) ...........................       65,763         163,530
                                                    -----------
Accrued expenses and other liabilities ...........                       46,782
                                                                   ------------
Total liabilities ................................                      210,312
                                                                   ------------
Net Assets .......................................                 $214,017,549
                                                                   ============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par
value, unlimited number of shares authorized .....                 $ 21,406,799
Paid-in capital in excess of par .................                  192,661,126
Accumulated realized capital losses--
net (Note 4) .....................................                      (50,376)
                                                                   ------------
Net Assets--Equivalent to $1.00 per share
based on 214,067,990 shares of beneficial
interest outstanding .............................                 $214,017,549
                                                                   ============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium earned ......                 $  7,010,993
Expenses:
Investment advisory fees (Note 2) ................  $ 1,025,182
Distribution fees (Note 2) .......................      252,963
Professional fees ................................       55,471
Accounting services (Note 2) .....................       45,973
Registration fees (Note 1d) ......................       43,167
Transfer agent fees (Note 2) .....................       24,976
Custodian fees ...................................       19,568
Printing and shareholder reports .................       15,142
Pricing fees .....................................        4,271
Trustees' fees and expenses ......................        1,448
Other ............................................        2,761
                                                    -----------
Total expenses ...................................                    1,490,922
                                                                   ------------
Investment income--net ...........................                    5,520,071
Realized Loss on Investments--Net (Note 1c) ......                       (8,913)
                                                                   ------------
Net Increase in Net Assets Resulting
from Operations ..................................                 $  5,511,158
                                                                   ============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   For the Year Ended March 31,
                                                 -------------------------------
Increase (Decrease) in Net Assets:                    1999             1998
--------------------------------------------------------------------------------

Operations:
Investment income--net .......................   $   5,520,071    $   5,310,413
Realized loss on investments--net ............          (8,913)          (5,210)
                                                 -------------    -------------
Net increase in net assets resulting
from operations ..............................       5,511,158        5,305,203
                                                 -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net .......................      (5,520,071)      (5,310,413)
                                                 -------------    -------------
Net decrease in net assets resulting
from dividends to shareholders ...............      (5,520,071)      (5,310,413)
                                                 -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .............     718,009,373      823,452,683
Net asset value of shares issued
to shareholders in reinvestment of
dividends (Note 1e) ..........................       5,520,081        5,310,334
                                                 -------------    -------------
                                                   723,529,454      828,763,017
Cost of shares redeemed ......................    (722,779,681)    (785,032,055)
                                                 -------------    -------------
Net increase in net assets derived
from beneficial interest transactions ........         749,773       43,730,962
                                                 -------------    -------------
Net Assets:
Total increase in net assets .................         740,860       43,725,752
Beginning of year ............................     213,276,689      169,550,937
                                                 -------------    -------------
End of year ..................................   $ 214,017,549    $ 213,276,689
                                                 =============    =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios
have been derived from information provided
in the financial statements.                              For the Year Ended March 31,
                                           ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:       1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .....   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                           ---------   ---------   ---------   ---------   ---------
Investment income--net .................         .03         .03         .03         .03         .03
Realized gain (loss) on
investments--net .......................          --+         --+         --+         --+         --+
                                           ---------   ---------   ---------   ---------   ---------
Total from investment operations .......         .03         .03         .03         .03         .03
                                           ---------   ---------   ---------   ---------   ---------
Less dividends from investment
income--net ............................        (.03)       (.03)       (.03)       (.03)       (.03)
                                           ---------   ---------   ---------   ---------   ---------
Net asset value, end of year ...........   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                           =========   =========   =========   =========   =========
Total Investment Return ................        2.73%       3.05%       2.86%       3.35%       2.83%
                                           =========   =========   =========   =========   =========
Ratios to Average Net Assets:
Expenses, net of reimbursement .........         .73%        .74%        .76%        .58%        .54%
                                           =========   =========   =========   =========   =========
Expenses ...............................         .73%        .74%        .76%        .77%        .85%
                                           =========   =========   =========   =========   =========
Investment income--net .................        2.69%       2.99%       2.80%       3.27%       2.84%
                                           =========   =========   =========   =========   =========
Supplemental Data:
Net assets, end of year
(in thousands) .........................   $ 214,018   $ 213,277   $ 169,551   $ 137,520   $ 103,717
                                           =========   =========   =========   =========   =========

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1999, the Fund had a net capital loss carryforward of approximately $47,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006 and $5,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders, CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 10, 1999

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

All of the net investment income distributions paid daily by CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 1999.

Please retain this information for your records.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Robert Harris--Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of CMA Arizona Municipal Money Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16714--3/99

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